Capital management	12 Months Ended
Dec. 31, 2020
Disclosure of capital management [Abstract]
Capital management

15Capital management

The Corporation views capital as the sum of its cash and cash equivalents, long-term debt and equity. The Corporations’ objectives when managing capital is to safeguard its ability to continue as a going concern in order to provide an adequate return to shareholders and maintain a sufficient level of funds to finance its research and development activities, general and administrative expenses, working capital and overall capital expenditures, including those associated with patents and trademarks. To maintain or adjust the capital structure, the

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IMV Inc.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2020 and 2019
(Expressed in thousands of Canadian dollars except for share and per share amounts)

15Capital management (continued)

Corporation may attempt to issue new shares, issue new debt, acquire or dispose of assets, all of which are subject to market conditions and the terms of the underlying third party agreements. The Corporation is not subject to any regulatory capital requirements imposed.

	2020	2019
	$	$
Total long-term debt	8,828	8,461
Less: Cash and cash equivalents	(46,362)	(14,066)

Net debt	(37,534)	(5,605)
Equity	39,375	6,448

Total capital	1,841	843

The Corporation is in compliance with its debt covenants.